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                                                                    EXHIBIT 10.2



                                AMENDMENT TO THE

                        1993 EMPLOYEE STOCK PURCHASE PLAN

                            OF SONICblue INCORPORATED

        THIS AMENDMENT amends the 1993 Employee Stock Purchase Plan of SONICblue Incorporated (the "Company"), as last amended as of May 18, 1998 (the "Plan"). Unless specifically otherwise defined, each term used herein shall have the meaning assigned to such term in the Plan.

                                   WITNESSETH:

        WHEREAS, the Board of Directors has determined that it is in the best interests of the Company to amend the Plan to increase the number of shares authorized for issuance thereunder:

        NOW THEREFORE, the Plan is hereby amended as follows:

        1.     Stock Subject to the Plan.

               1.1    Section 3 of the Plan shall be amended by deleting the
        section in its entirety and replacing it with the following:

               "The maximum aggregate number of shares which may be offered under the Plan shall be 4,800,000 shares of stock, subject to adjustment as provided in Section 14 hereof."

        2. Date of Amendment. To record the adoption of this Amendment to the Plan by the Board of Directors as of February 22, 2000 and the approval by the stockholders of this Amendment on May 26, 2000, the Company has caused its authorized officer to execute the same.

                                        SONICblue INCORPORATED

                                        By  /s/ Kenneth F. Potashner
                                            ---------------------------------
                                        Kenneth F. Potashner

                                        As its Chief Executive Officer





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